Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Amar Maletira, Chief Executive Officer (Principal Executive and Financial Officer) of Rackspace Technology, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rackspace Technology, Inc.

Date:	November 9, 2022	By:	/s/ Amar Maletira
Amar Maletira
Chief Executive Officer
(Principal Executive and Financial Officer)